UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
August 21, 2019
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	RCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.04     Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.
On August 21, 2019, Rent-A-Center, Inc. (the “Company”) sent a notice (the "Blackout Notice") to its directors and executive officers regarding a blackout period (the "Blackout Period") that will be imposed by the administrator for the Company's 401(k) Savings Plan (the "Plan"). The administrator for the Plan will impose restrictions on transactions by participants in the Plan during the Blackout Period. During the Blackout Period, Plan participants and beneficiaries temporarily will be prevented from effecting certain Plan transactions including transactions in the Rent-A-Center, Inc. Stock Fund. The Blackout Notice informed the Company's directors and executive officers that during the Blackout Period they will be subject to certain trading restrictions with respect to the Company's common shares (including derivative securities such as stock options) acquired in connection with their services as a director or an executive officer of the Company. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission's Regulation BTR, which prohibit trading in Company securities by directors and executive officers during certain blackout periods relating to the issuer's 401(k) plan. The Blackout Period will begin on September 17, 2019 and is expected to end during the week of October 27, 2019. A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated herein by reference.
The Blackout Period is necessary in order to effect the transition of the assets and administration of the Rent-A-Center, Inc. 401(k) Retirement Plan (the “Plan”) from Intrust Bank to JPMorgan.
During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information regarding the Blackout Period by contacting the Company’s Benefits Department at 5501 Headquarters Drive, Plano, Texas 75024 or at (800) 275-2696, to which all inquiries regarding the Blackout Period should be directed.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed or furnished, as applicable, herewith:

Exhibit No.	Description
99.1	Notice of blackout period dated August 21, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: August 21, 2019	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Interim General Counsel and Secretary